LORD ABBETT SERIES FUND

International Core Equity Portfolio

Supplement dated October 15, 2013 to the

Prospectus dated May 1, 2013

The following replaces the subsection under “Management – Portfolio Managers” on page 7 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Vincent J. McBride, Partner and Director	2010
Todd D. Jacobson, Partner and Associate Director	2013
Harold E. Sharon, Partner and Director	2010

The following replaces the second paragraph under “Management and Organization of the Fund – Portfolio Managers” on page 17 of the prospectus:

Vincent J. McBride, Partner and Director, heads the team. Assisting Mr. McBride is Todd D. Jacobson, Partner and Associate Director. Messrs. McBride and Jacobson are jointly and primarily responsible for the day-to-day management of the Fund. Mr. McBride joined Lord Abbett in 2003 and has been a member of the team since the Fund’s 2010 inception. Mr. Jacobson joined Lord Abbett in 2003 and has been a member of the team since 2013. Harold E. Sharon, Partner and Director, is a senior member of the team. Mr. Sharon joined Lord Abbett in 2003 and has been a member of the team since the Fund’s inception.

Please retain this document for your future reference.